UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2019

LiqTech International, Inc.

(Exact name of registrant as specified in charter)

Nevada	001-36210	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)

+4544986000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LIQT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2019, LiqTech International, Inc., a Nevada corporation, entered into a Lease Contract (the “Lease”) through its wholly-owned subsidiary Liqtech Systems A/S, a Danish corporation (“Liqech A/S”), for a term of a minimum of fifteen years from December 1, 2019, and thereafter terminable upon six months written notice, with Svend Møller Hansen Ejendomme ApS, a limited company organized under the laws of the Kingdom of Denmark, as landlord (the “Landlord”), pursuant to which Liqtech A/S agreed to lease from the Landlord certain premises (the “Leased Premises”) located in Hobro, Denmark.

The Leased Premises consist of 14,112 square meters. The base rent for the Leased Premises is 2,073,300.00 Danish Krone (“DKK”) excluding VAT and is paid quarterly in advance and subject to an annual adjustment beginning on January 1st, 2021 based on a net price index. In addition Liqtech A/S will be responsible for certain improvements as set forth in the Lease.

The foregoing description of the Lease does not purport to be complete. For a complete description of all the terms of the Lease, please refer to the full text of a translation of the Lease, a copy of which is filed herewith as Exhibit 10.1, to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 above is incorporated by reference into this Item 2.03, and is qualified in its entirety by reference to the full text of the Lease, a copy of which is filed herewith as Exhibit 10.1, to this Current Report on Form 8-K and incorporated into this Item 2.03 by reference.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

10.1	Lease Contract dated December 1, 2019

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.

Date: December 5, 2019	/s/ Claus Toftegaard
Claus Toftegaard
Chief Financial Officer